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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 4, 2003
                                                           ------------


                                  LIN TV CORP.
             (Exact name of registrant as specified in its charter)



Delaware                                   001-31331                        05-0501252
-------------------------------    --------------------------     ---------------------------------
(State or other jurisdiction of     (Commission File Number)      (IRS Employer Identification No.)
incorporation)

        Four Richmond Square, Suite 200, Providence, Rhode Island          02906
        ---------------------------------------------------------         -------
              (Address of Principal Executive Offices)                   (Zip Code)
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       Registrant's telephone number, including area code: (401) 454-2880
                                                           --------------


            --------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure.
         ------------------------

     On June 4, 2003, LIN TV Corp. issued a press release providing financial guidance information for its quarter ending June 30, 2003. A copy of this press release has been furnished with this Current Report on Form 8-K as Exhibit 99.1.

     The information in this report is being furnished pursuant to Regulation
FD. In accordance with General Instruction B.2. of Form 8-K, the information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)      Exhibits.

                  See Exhibit Index attached hereto.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LIN TV Corp.



Date:  June 5, 2003                         By: /s/ William A. Cunningham
                                                --------------------------------
                                            Name: William A. Cunningham
                                            Title: Vice President and Controller








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                                  EXHIBIT INDEX



              Exhibit Number                Description
              --------------                -----------

                99.1                        Press Release dated June 4, 2003.